UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 5, 2008
Allied Waste Industries, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-14705 (Commission File Number)	88-0228636 (I.R.S. Employer Identification No.)

18500 North Allied Way Phoenix, Arizona	85054

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 627-2700
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Signatures
EX-23.1
EX-99.1
EX-99.2

Item 8.01 Other Events.
We are herein providing updated audited consolidated financial statements of Allied Waste Industries, Inc. for the three years ended December 31, 2007. During the first quarter of 2008, we realigned our organizational structure and reduced the number of our geographic regions from five to four. Under generally accepted accounting principles, we are required to reclassify amounts related to segment reporting on a basis comparable to our current presentation. The historical financial information included herein, in particular, revenue by segment information in the results of operations discussion included in our Management‘s Discussion and Analysis of Financial Condition and Results of Operations, as well as Note 4, Goodwill and Note 17, Segment Reporting, have been revised and updated from their original presentation in our Form 10-K filed on February 21, 2008 to reflect our regional realignment during the first quarter of 2008.
No other changes or modifications have been made to these financial statements.
Item 9.01 Financial Statements and Exhibits
(a) Not applicable
(b) Not applicable
(c) Exhibits
23.1 Consent of PricewaterhouseCoopers LLP
99.1 Financial Statements of Allied Waste Industries, Inc.
Management’s Discussion and Analysis of Financial Condition and Results of Operations
Quantitative and Qualitative Disclosures About Market Risk
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2007 and 2006
Consolidated Statements of Operations for each of the Three Years in the Period ended December 31, 2007
Consolidated Statements of Stockholders’ Equity for the Three Years ended December 31, 2007
Consolidated Statements of Cash Flows for each of the Three Years in the Period ended December 31, 2007
Notes to Consolidated Financial Statements
99.2 Financial Statements of Browning-Ferris Industries, LLC
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2007 and 2006
Consolidated Statements of Operations for each of the Three Years in the Period ended December 31, 2007
Consolidated Statements of Members’ Deficit for the Three Years ended December 31, 2007
Consolidated Statements of Cash Flows for each of the Three Years in the Period ended December 31, 2007
Notes to Consolidated Financial Statements

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 5, 2008	ALLIED WASTE INDUSTRIES, INC.
	By:	/s/ PETER S. HATHAWAY
Peter S. Hathaway
Executive Vice President and Chief Financial Officer

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